Fair Value Measurement - Summary of Financial Instruments Carried On Consolidated Balance Sheet at Fair Value (Parenthetical) (Detail) - At fair value [member] - CAD ($) $ in Millions	Oct. 31, 2024	Oct. 31, 2023
Disclosures Of Fair Value Hierarchy Of Financial Assets And Financial Liabilities [Line items]
Deposits designated at FVTPL	$ 39,008	$ 35,639
Derivative instrument liabilities	521	139
Other liabilities designated at FVTPL	19	16
Other financial liabilities measured at fair value	$ 158	$ 119